SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted by
[_] Definitive Additional Materials           Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to
    (Sec.)240.14a-11(c) or (Sec.)240.14a-12

                                  CRYOLIFE, INC
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
      2)   Form, Schedule or Registration Statement No.:
      3)   Filing Party:
      4)   Date Filed:



530831.2

                      [Logo of CryoLife, Inc. Appears Here]
                          1655 ROBERTS BOULEVARD, N.W.
[LOGO]                       KENNESAW, GEORGIA 30144

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF CRYOLIFE, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CRYOLIFE, INC. (the "Company") will be held at the Marietta Country Club, 1400 Marietta Country Club Drive, Kennesaw, Georgia 30144, on May 21, 1998 at 10:00 a.m., Atlanta time, for the following purposes:

      1.  To elect five  directors  to serve  until the next  Annual  Meeting of
          Shareholders   and  until  their   successors  are  elected  and  have
          qualified.

      2. To consider a proposal to approve the CryoLife, Inc. 1998 Long-Term Incentive Plan (the "1998 Plan") providing for the issuance of up to 300,000 shares of Common Stock.

      3. To consider a proposal to approve the CryoLife, Inc. Amended and Restated Non-Employee Directors Stock Option Plan (the "Directors Plan") providing for the issuance of up to 175,000 shares of Common Stock.

      4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The proxy statement dated April 17, 1998 is attached.

     Only record holders of the Company's $.01 par value Common Stock at the close of business on April 3, 1998 will be eligible to vote at the meeting.

     Your attendance at the annual meeting is very much desired. However, if there is any chance you may not be able to attend the meeting, please execute, complete, date and return the proxy in the enclosed envelope. If you attend the meeting, you may revoke the proxy and vote in person.

                                    By Order of the Board of Directors:

                                    /s/ Steven G. Anderson


                                    STEVEN G. ANDERSON,
                                    CHAIRMAN OF THE BOARD AND PRESIDENT

Date: April 17, 1998

     A copy of the Annual Report of CryoLife, Inc. for the fiscal year ended December 31, 1997 containing financial statements is enclosed.


530831.2

                      [Logo of CryoLife, Inc. Appears Here]
                          1655 ROBERTS BOULEVARD, N.W.
 [LOGO]                      KENNESAW, GEORGIA 30144

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

     This statement is furnished for the solicitation by the Board of Directors of proxies for the Annual Meeting of Shareholders of CryoLife, Inc. ("CryoLife," or the "Company") to be held on May 21, 1998, at 10:00 A.M., Atlanta time, at the Marietta Country Club, 1400 Marietta Country Club Drive, Kennesaw, Georgia 30144. The sending in of a signed proxy will not affect the shareholder's right to attend the meeting and vote in person. A signed proxy may be revoked by the sending in of a timely but later dated, signed proxy. Any shareholder giving a proxy may also revoke it at any time before it is exercised by giving oral or written notice to Ronald D. McCall, Secretary of the Company, or Ms. Suzanne Gabbert, Assistant Secretary, at the offices of the Company. Oral notice may be delivered by telephone call to Ms. Gabbert, at the offices of the Company, at
(770) 419-3355.

     Holders of record of the Company's $.01 par value Common Stock at the close of business on April 3, 1998, will be eligible to vote at the meeting. The Company's stock transfer books will not be closed. At the close of business on April 3, 1998, the Company had outstanding a total of 12,355,530 shares of $.01 par value common stock (excluding a total of 543,000 shares of treasury stock held by the Company, which are not entitled to vote). Each such share will be entitled to one vote (non-cumulative) at the meeting.

     Other than the matters set forth herein, Management is not aware of any other matters that may come before the meeting. If any other business should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by the effective proxies and intend to vote them in accordance with their best judgment.

     This proxy statement and the attached proxy were first mailed to security holders on behalf of the Company on or about April 17, 1998. Properly executed proxies, timely returned, will be voted and, where the person solicited specifies by means of a ballot a choice with respect to any matter to be acted upon at the meeting, the shares will be voted as indicated by the shareholder. If the person solicited does not specify a choice with respect to election of directors, the shares will be voted "FOR" Management's nominees for election as directors. In addition to the solicitation of proxies by the use of the mails, directors and officers of the Company may solicit proxies on behalf of Management by telephone, telegram and personal interview. Such persons will receive no additional compensation for their solicitation activities, and will be reimbursed only for their actual expenses in connection therewith. The costs of soliciting proxies will be borne by the Company.

VOTING PROCEDURES AND VOTE REQUIRED

     The Secretary of CryoLife, in consultation with the judges of election, who will be employees of the Company's transfer agent, shall determine the eligibility of persons present at the Annual Meeting to vote and shall determine whether the name signed on each proxy card corresponds to the name of a shareholder of the Company. The Secretary, based on such consultation, shall also determine whether or not a quorum of the shares of the Company (consisting of a majority of the votes entitled to be cast at the Annual Meeting) exists at the Annual Meeting. Both abstentions from voting and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. If a quorum exists and a vote is taken at the Annual Meeting, the Secretary of the Company, with the assistance of the judges of election, shall tabulate (i) the votes cast for or against each proposal and
(ii) the abstentions in respect of each proposal.

     Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Since there are five directorships to be filled, this means that the five individuals receiving the most votes will be elected. Abstentions and broker non-votes will therefore not be relevant to the outcome.


530831.2

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of the 1998 Plan and for approval of the Directors Plan. It is expected that shares held by executive officers and directors of the Company, which in the aggregate represent approximately 15% of the outstanding shares of Common Stock, will be voted in favor of each proposal. With respect to the proposals concerning the 1998 Plan and the Directors Plan, abstentions will have the effect of a vote against the proposals and broker non-votes will be disregarded and will have no effect on the outcome of the votes. There are no rights of appraisal or similar dissenters' rights with respect to any matter to be acted upon pursuant to this Proxy Statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company recommends a vote FOR the election of each of the nominees named below for election as director, FOR the proposal to approve the 1998 Plan and FOR the proposal to approve the Directors Plan.

ELECTION OF DIRECTORS

     The proxy holders intend to vote "FOR" election of the nominees named below (who are currently members of the Board) as directors of the Company, unless otherwise specified in the proxy. Directors of the Company elected at the Annual Meeting to be held on May 21, 1998 will hold office until the next Annual Meeting or until their successors are elected and qualified.

     Each of the nominees has consented to serve on the Board of Directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as Management may recommend.

     The individuals listed below as nominees for the Board of Directors were directors of the Company during 1997. The name and age of each nominee, their principal occupation, and the period during which such person has served as a director, together with the number of shares of the Company's Common Stock beneficially owned, directly or indirectly, by such person and the percentage of outstanding shares of the Company's Common Stock such ownership represented at the close of business on April 3, 1998 (according to information received by the Company) is set forth below:

                                                                         Shares of
                                                                 CryoLife Stock Beneficially         Percentage of
                                      Service as                         Owned at                Outstanding Shares of
        Name of Nominee                Director         Age           April 3, 1998(1)              CryoLife Stock
---------------------------------  -----------------  --------  ---------------------------     ----------------------
Steven G. Anderson                    since 1984         59              1,174,703(2)                    9.5%
Ronald C. Elkins, M.D.(4)(6)          since 1994         61                 60,700(3)                     *
Benjamin H. Gray(4)                   since 1991         47                 71,812(5)                     *
Virginia C. Lacy(4)(6)                since 1997         56                395,086(7)                    3.2%
Ronald D. McCall, Esq.(6)             since 1984         61                110,292(8)                     *



---------------

* Ownership represents less than 1% of outstanding shares of CryoLife Common Stock.
(1) Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.
(2) Includes 105,133 shares held of record by Ms. Ann B. Anderson, Mr. Anderson's spouse. Also includes options to acquire 56,000 shares of Common Stock which are presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement.
(3) Includes options to acquire 41,670 shares of Common Stock which are presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement.
(4)  Member of the Audit Committee.

530831.2
                                        2

(5) Includes options to acquire 65,500 shares of Common Stock which are presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement.
(6)  Member of the Compensation Advisory Committee.
(7) Includes 215,500 shares held as beneficiary of a trust, and 110,586 shares held as beneficiary of an IRA, of Ms. Lacy's deceased spouse. Includes 30,000 shares held as administrator of a pension plan. Includes 15,000 shares subject to options which are presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement.
(8) Includes 10,000 shares of Common Stock owned of record by Ms. Marilyn B. McCall, Mr. McCall's spouse. Includes options to acquire 45,500 shares of Common Stock which are presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement.

     Steven G. Anderson, a founder of the Company, has served as the Company's President, Chief Executive Officer and Chairman since its inception. Mr. Anderson has more than 30 years of experience in the implantable medical device industry. Prior to joining the Company, Mr. Anderson was Senior Executive Vice President and Vice President, Marketing, from 1976 until 1982 of Intermedics, Inc., a manufacturer and distributor of pacemakers and other medical devices. Mr. Anderson received his BA from the University of Minnesota.

     Ronald C. Elkins, MD, has served as a Director of the Company since January 1994. Dr. Elkins is Professor and Vice Head of the Department of Surgery and Chief of Thoracic and Cardiovascular Surgery, University of Oklahoma Health Science Center. Dr. Elkins has been a physician at the Health Science Center since 1971, and has held his present position since 1975.

     Benjamin H. Gray has served as a Director of the Company since January 1991. Mr. Gray is Chief Financial Officer of Columbia Corporation, an operator of long-term care facilities. Prior to joining Columbia Corporation in 1997, Mr. Gray was a principal of Massey Burch Capital Corp. and Vice President of Massey Burch Investment Group, Inc., a Nashville-based venture capital firm specializing in the health care industry. Mr. Gray joined Massey Burch in 1987 and was responsible for evaluating and managing various investments in the portfolio. Mr. Gray was previously with Chemical Bank of New York from 1973 to 1987.

     Virginia C. Lacy has served as a Director of the Company since August 1997. Mrs. Lacy is President and a Director of A.I. Industries, Inc., a company she co-founded with her husband in 1986. A.I. Industries, Inc., located in West Chicago, Illinois, is a manufacturer and distributor of personal identification cards used by a variety of industries, both domestically and internationally. Mrs. Lacy has served as Chairman of the Board of Directors of Precision Devices Corporation, a distributor of pacemakers and other implantable medical devices, since its founding in 1974. Mrs. Lacy received her BA degree from Northwestern University in 1963.

     Ronald D. McCall, Esq. has served as a Director of the Company and as the Secretary and Treasurer of the Company since January 1984. From 1985 to the present, Mr. McCall has been the proprietor of the law firm of Ronald McCall, Attorney at Law, based in Tampa, Florida. Mr. McCall was admitted to the practice of law in Florida in 1961. Mr. McCall received his BA and JD degrees from the University of Florida.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

     Meetings of the Board of Directors. During 1997, there were nine meetings of the Board of Directors.

     Director Compensation--All of the members of the Board of Directors of the Company are paid $1,500 for each Board meeting attended. In addition, directors are reimbursed for expenses incurred in connection with their services as a director. In 1995, the Company adopted the CryoLife, Inc. Non-Employee Directors Stock Option Plan. Pursuant to this Plan, options to purchase 5,000 shares of Common Stock were granted to each of Messrs. Elkins, Gray, McCall and Rodney G. Lacy immediately following the 1997 Annual Meeting of Shareholders. In addition, in May 1997, each of these directors received a special option to purchase 7,000 shares. The Plan provides that an annual grant will be made each year immediately following the Company's Annual Meeting of Shareholders of an option to purchase 5,000 shares of Common Stock to each individual elected, reelected or

530831.2
                                        3
continuing as a non-employee director of the Company; provided, however, that if such director is an individual who has not previously served on the Board of Directors of the Company, such individual shall receive instead an option to purchase 25,000 shares of Common Stock. All options granted pursuant to the Plan were granted at a purchase price equal to the last closing price of the Company's Common Stock on The Nasdaq Stock Market immediately prior to the grant of the option and vest in two equal annual installments of 50% each on the first and second anniversaries of the option award date. No option granted pursuant to the Plan may be exercised later than five years following the date of grant thereof. In addition to the foregoing, Dr. Elkins received $3,500 in consulting fees from the Company in 1997. Ms. Virginia C. Lacy, elected to the Board of Directors in August 1997 for the unexpired term of Mr. Rodney G. Lacy, deceased, was granted a special option to purchase 7,000 shares of Common Stock, which vest immediately, and a special option to purchase 5,000 shares of Common Stock, which options vest in two equal annual installments of 50% each on the first and second anniversary of the option award date. The Board of Directors have approved, subject to shareholder approval, an Amended and Restated Non- Employee Directors Stock Option Plan. See "Proposal to Approve the CryoLife, Inc. Amended and Restated Non- Employee Directors Stock Option Plan" below.

     Audit Committee--The Company's Audit Committee consists of three non-employee directors: Dr. Elkins, Mr. Gray and Ms. Lacy. The Audit Committee met two times in 1997. The Audit Committee reviews the general scope of the Company's annual audit and the nature of services to be performed for the Company in connection therewith, acting as liaison between the Board of Directors and the independent auditors. The Audit Committee also formulates and reviews various company policies, including those relating to accounting practices and internal control systems of the Company. In addition, the Audit Committee is responsible for reviewing and monitoring the performance by the Company's independent auditors and for recommending the engagement or discharge of the Company's independent auditors.

     Compensation Advisory Committee--The Company has a Compensation Advisory Committee currently consisting of three non-employee directors: Mr. McCall, Ms. Lacy and Dr. Elkins. The Compensation Advisory Committee met four times in 1997. The Compensation Advisory Committee is responsible for reviewing and making recommendations to the Board regarding the annual compensation for all officers, including the salary and the compensation package of executive officers. A portion of the compensation package includes a bonus award. The Compensation Advisory Committee also administers the Company's benefit plans.

     Nominating   Committee--CryoLife   does  not  have  a  standing  nominating
committee of the Board of Directors.

     During 1997, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which they served.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE OTHER COMPANY FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                REPORT OF THE COMPENSATION ADVISORY COMMITTEE ON
                             EXECUTIVE COMPENSATION

OVERVIEW

     The Compensation Advisory Committee (the "Committee") of the Board of Directors of CryoLife, Inc. is composed of non-employee directors and approves the compensation of the Company's executive officers at least annually. The Committee believes the actions of top executives of the Company have a profound impact on the short-term and long-term profitability of the Company. Therefore, the Committee gives significant attention to the design of the Company's compensation package.


530831.2
                                        4

     The Company's compensation package consists of three parts and is relatively simple in design. The three primary parts are a base salary, a cash bonus, and stock-based incentive compensation. No significant perquisites are provided to executive officers.

BASE SALARY

     The Committee believes it is important for executive officers and other employees of the Company to receive acceptable salaries so that the Company can recruit and retain the talent it needs. For several years, the Committee has obtained a salary survey report. This survey, which is entitled "the Radford Salary Survey for U.S. Biotech Companies," contains information regarding salaries paid to various biotech executives in the United States. The Committee reviews this salary survey primarily for information regarding salaries, as opposed to bonus and stock incentive information. In setting salaries, the Committee takes into consideration the individual employee's performance, length of service to the Company, and the information provided by the Radford Survey. The Committee seeks to set compensation at levels which are reasonable under the circumstances and near the midrange for U.S. biotech companies. For 1997, salaries for executive officers were raised by 11%, on the average, as compared to 1996. The range of increases was from 3% to 19%. The base salary for each executive officer is set on a subjective basis, bearing in mind an overall impression of that executive's relative skills, experience and contribution to the Company. The Committee does not attempt to address the relative weight assigned to the various factors, which are evaluated on a subjective overall basis by each individual member of the Committee. Salaries of all executive officers are reviewed annually by the Committee. In accordance with this procedure, the Committee consults with Mr. Anderson, the President and Chief Executive Officer of the Company, and an appropriate range of base salary, bonus, and stock options is subjectively considered, based upon the range of compensation received by the other executive officers and the requirements of the particular positions to be filled. The Chief Executive Officer negotiates with the candidate for employment, subject to acceptance and ratification by the Committee, and this negotiated base salary is reflected in the candidate's employment agreement.

CASH BONUSES

     Cash bonuses are the next component of executive officer compensation. In determining the amount to be paid as bonuses to executive officers, the Compensation Advisory Committee considers the performance of the Company in reaching goals for increased revenues and pre-tax profit as well as the performance of each executive officer. For 1997 the Compensation Advisory Committee based its decision that bonuses should be awarded to the Company's executive officers upon its subjective determination that the Company's 1997 increases in total revenues and pre-tax profits justified the granting thereof. The amount of the bonus paid to individual executive officers was determined based upon the Committee's subjective analysis of the performance of each such officer. 1997 executive officer bonuses were paid in 1998.

STOCK-BASED INCENTIVES

     Stock-based incentives have been a supplemental component of compensation for the Company's executive officers, and certain other employees, since the formation of the Company. The Company adopted formal incentive stock option plans in 1984, 1989 and 1993. The Company has also made grants of non-qualified options under an informal stock option program, and in 1992, made grants of non-qualified options to directors who were ineligible to receive stock options under the 1989 option plan. The Committee also approves grants of stock options under the Company's option plans. See "Proposal to Approve the CryoLife, Inc. 1998 Long-Term Incentive Plan" below.

     Historically, grants made by the Company have generally vested at a rate of 20% per year and have had a term of five and one-half years. These options also usually expire upon termination of employment, except in the event of disability or death, in which case the term of the option may continue for some time thereafter.

     The Committee believes that the Company's stock option program has been effective in focusing attention on shareholder value since the gain to be realized by executive officers upon exercise of options will change as the stock price changes. The Committee also believes that the long-term nature of the options encourages the Company's executive officers to remain with the Company. Finally, the Committee has found it appropriate to grant options to newly employed executive officers in order to encourage such officers to identify promptly with

530831.2
                                        5
the Company's goal of increased shareholder value. The number of shares to be granted is established utilizing the procedure described above at "Base Salary." The Committee subjectively determines the number of shares to be granted based on its analysis of the number which would provide an adequate incentive to the new executive officer to accept a position with the Company.

     In general, following initial employment, the granting of stock-based incentives is considered by the Committee to be justified when the Company's revenues and earnings, coupled with the individual executive's performance, warrant supplemental compensation in addition to the salary and bonus paid with respect to a given year. Each of these factors is weighed subjectively by Committee members in determining whether or not a stock-based incentive should be granted, and such incentives are not granted routinely. The Committee thinks it unlikely that any participants in the Company's stock plans will, in the foreseeable future, receive in excess of $1 Million in aggregate compensation (the maximum amount for which an employer may claim a compensation deduction pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, unless certain performance-related compensation exemptions are met) during any fiscal year, and has therefore determined that the Company will not take any affirmative action at this time to meet the requirements of such exemptions.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Committee fixed the 1997 salary of Mr. Steven G. Anderson, Chief Executive officer of the Company, at $345,000. Mr. Anderson was awarded a cash bonus of $135,000 for his performance in 1997. This bonus reflected an increase of $35,000 over the 1996 bonus. This exhibits the philosophy of the Committee as set forth at "--Base Salary" and "--Cash Bonuses" above. In May 1997, Mr. Anderson was granted a stock option for 8,000 shares of Common Stock, thereby providing him with the same option shares granted to the other directors of the Company pursuant to the Non-Employee Director's Stock Option Plan, adopted at the Annual Shareholder's Meeting in 1995. The Committee believes the compensation of Mr. Anderson, a founder of the Company, reflects the Committee's subjective opinion that Mr. Anderson has provided superlative leadership and fulfilled the functions of an executive officer of the Company at the highest level.

CONCLUSION

     The Committee believes that its mix of a cash salary and bonuses and a long-term stock incentive compensation program represents a balance that has motivated and will continue to motivate the Company's management team to produce the best results possible given overall economic conditions and the difficulty of predicting the Company's performance in the short term.

                                   COMPENSATION ADVISORY
                                   COMMITTEE:

                                   RONALD D. McCALL, CHAIRMAN
                                   VIRGINIA C. LACY
                                   RONALD C. ELKINS, M.D.

530831.2
                                        6

                                PERFORMANCE GRAPH

     Set forth below is a line-graph presentation comparing the cumulative shareholder return on the Company's Common Stock, on an indexed basis, against cumulative total returns of the Nasdaq Stock Market (U.S. Companies) and a "peer group" selected by Management of the Company. The peer group selected for inclusion in this Proxy Statement includes Advanced Tissue Sciences ("ATS"), Osteotech, Inc. ("Osteotech") and LifeCell. Each of these companies has securities traded on the Nasdaq Stock Market. ATS and Osteotech were selected because they had been utilized as a basis for comparison with the Company in reports by analysts for each of the two co-managers of the Company's initial public offering. Management selected LifeCell to be included in the peer group based on the fact that LifeCell, a developer of tissue engineered products, is also a biomedical company. The returns for the peer group were weighted according to each issuer's market capitalization. The Performance Graph shows total return on investment for the period beginning February 11, 1993 (the date of the Company's Initial Public Offering) and ending December 31, 1997.

                              [GRAPH APPEARS HERE]











                                  VALUE OF $100 INVESTED ON FEBRUARY 11, 1993 AT:

                        02/11/93       12/31/93        12/31/94       12/31/95       12/31/96      12/31/97
                      -------------  -------------  --------------  -------------  -------------  -----------
CRYOLIFE              $  100.00      $   52.08      $    54.17      $   129.17     $   208.33     $  227.08
PEER GROUP            $  100.00      $   76.78      $    67.61      $    86.26     $    83.11     $  144.26
NASDAQ MARKET         $  100.00      $  118.70      $   124.63      $   161.66     $   200.88     $  245.72


                                 Total return assumes reinvestment of dividends.


530831.2
                                        7

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or accrued by the Company to the Company's Chief Executive Officer and the four other most highly paid executive officers of the Company in 1997 (the "Named Executives"). The information presented is for the years ended December 31, 1997, 1996 and 1995.

                                             SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                                                      Compensation
                                                                                      --------------
                                                          Annual Compensation          Securities
                                                         -------------------------     Underlying       All Other
             Name and                                    Salary        Bonus          Options/SARS      Compensation
       Principal Position                  Year          ($)(1)        ($)(2)           (#) (3)          ($)(6)
--------------------------------------    -----          -------------------------    -------------     ------------

Steven G. Anderson                         1997         $  345,000    $  135,000          8,000       $  34,750
    Chairman of the Board of               1996            300,000       100,000         40,000          28,125
    Directors, President and Chief         1995            250,444        75,000         40,000          22,533
    Executive Officer

Robert T. McNally, PhD(4)                  1997            165,000             0              0           4,750
    Senior Vice President,                 1996            160,000        40,000              0          14,250
    Clinical Research                      1995            152,296        40,000         30,000          12,917

Albert E. Heacox, PhD                      1997            145,000        40,000              0           8,625
    Vice President, Laboratory             1996            132,000        40,000              0           7,190
    Operations                             1995            126,227        25,000         30,000           6,680

Edwin B. Cordell, Jr.                      1997            125,000        30,000         10,000           3,098
    Vice President and Chief               1996            112,000        30,000              0           4,668
    Financial Officer                      1995            100,000        20,000              0           1,250

James C. Vander Wyk, PhD, (5)              1997            125,000        30,000              0           1,871
    Vice President, Regulatory             1996             97,856        10,000         30,000               0
    Affairs and Quality Assurance

  -----------------

(1) Includes base salary earned by the Named Executives for the periods presented or, for executives hired during the periods presented, from the date of hire to the end of the applicable period. Also includes compensation deferred under the Company's 401(k) plan, and amounts such officers elected to apply to the Company's supplemental life insurance program. Amounts for perquisites and other personal benefits extended to the Named Executives are less than 10% of the total of annual salary and bonus of such Named Executive.
(2) Includes bonuses earned by the Named Executives for the periods presented or, for executives hired during the periods, for the period from the date of hire to the end of the applicable year (see 1 above).
(3) During the periods presented, the only form of long-term compensation utilized by the Company has been the grant of stock options. The Company has not awarded restricted stock or stock appreciation rights, or made any long-term incentive payouts. Accordingly, the columns for "Restricted Stock Award(s)" and "Long Term Incentive Payouts" have been omitted.
(4) Dr. McNally retired as an executive officer of the Company, and entered into a consulting agreement with the Company, effective as of January 2, 1998.
(5)       Mr. Vander Wyk was first employed by the Company in February 1996.
(6) Since the inception of the Company's 401(k) plan, the Company has been matching contributions to the plan subject to certain limitations and vesting requirements. In 1992, the Company adopted its supplemental life insurance program for certain executive officers. The following table sets forth, for each of the Named Executives, the amount of the Company's contributions to the 401(k) plan and the supplemental life insurance program:

530831.2
                                        8




                                    1997                                1996                                    1995
                    ------------------------------------ -------------------------------------  ------------------------------------
                                            SUPPLEMENTAL                        SUPPLEMENTAL                          SUPPLEMENTAL
                                401(K)    LIFE INSURANCE             401(K)     LIFE INSURANCE             401(K)     LIFE INSURANCE
                     TOTAL   CONTRIBUTION   PROGRAM        TOTAL  CONTRIBUTION  PROGRAM          TOTAL   CONTRIBUTION  PROGRAM
                    -------- ------------ -------------- ------- ------------ ----------------  -------- ------------ --------------
Steven G. Anderson    $34,750   $4,750      $30,000       $28,125  $4,750       $23,375         $22,533   $4,620       $17,913
Robert T. McNally, Ph   4,750    4,750            0        14,250   4,000        10,250          12,917    3,490         9,427
Albert E. Heacox, PhD   8,625    3,625        5,000         7,190   3,300         3,890           6,680    3,156         3,524
Edwin B. Cordell, Jr.   3,098    3,098            0         4,668   4,668           ---           1,250    1,250             0
James C. Vander Wyk,    1,871    1,871            0          ---      ---           ---            ---       ---           ---


     GRANT OF OPTIONS. During 1997, options were granted to Steven G. Anderson and Edwin B. Cordell, Jr. in recognition of their performance. No options were granted to any of the other Named Executives during 1997. No stock appreciation rights (SARs) have been granted by the Company. The following table sets forth information regarding the grant of options in 1997:

                  OPTION/SAR GRANTS IN LAST FISCAL YEAR (1997)



                                         Number of        % of Total                                  Potential Realizable Value at
                                         Securities       Options/SARs                                  Assumed Annual Rates of
               Name                      Underlying       Granted to      Exercise                     Appreciation for Option Ter
                                         Options/SARS     Employees in     Price        Expiration    ----------------------------
                                         Granted (#)      Fiscal Year      ($/Sh)          Date          5%($)           10%($)
------------------------------------    -------------    -------------   ----------    ------------   ------------    ------------
Steven G.  Anderson................          8,000            4.0         $11.28        5/15/2002      $56,751         $143,819
Edwin B. Cordell, Jr...............         10,000            5.0         $13.50        6/19/2003       84,901          215,155

-------------

(1) Options are subject to earlier termination in the event of death, disability, retirement, or termination of employment.

     OPTIONS EXERCISED. The following table sets forth information regarding the exercise of options in 1997 and the number of options held by the Named Executives as listed in the Summary Compensation Table, including the value of unexercised in-the-money options as of December 31, 1997. The closing price of the Company's Common Stock on December 31, 1997 used to calculate such values was $13.625 per share.

                             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR (1997)
                           AND FISCAL YEAR-END OPTION/SAR VALUES (AS OF DECEMBER 31, 1997)

                                                               NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                                                   OPTIONS/SARS                      OPTIONS/SARS
                                 SHARES          VALUE           AT YEAR END (#)                   AT YEAR END ($)
                              ACQUIRED ON      REALIZED     --------------------------     --------------------------------
                              EXERCISE (#)        ($)        EXERCISABLE  UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
                             --------------  -------------  ------------ -------------     -----------      ---------------
Steven G. Anderson                8,000     $    67,080         38,000        94,000      $  214,260       $     622,240
Robert T. McNally, PhD            6,000          44,640         24,000             0         147,000                   0
Albert E. Heacox, PhD                 0               0         12,000        18,000          73,500             110,250
Edwin B. Cordell, Jr.             6,000          54,780          6,000        22,000          60,750             122,750
James C. Vander Wyk, PhD              0               0          6,000        24,000          30,750             123,000


     OPTION REPRICING. The Company did not reprice any stock options in 1997 and, to date, has not issued any stock appreciation rights.

     LONG-TERM INCENTIVE PLANS. Currently, the Company has no Long-Term Incentive Plans. However, on December 19, 1997, the Board of Directors adopted, subject to approval of shareholders, the 1998 Long-Term Incentive Plan. See Proposal to Approve the CryoLife, Inc. 1998 Long-Term Incentive Plan below.

     EMPLOYMENT AGREEMENTS. The Company has entered into employment agreements with each of the Named Executives. Except for Mr. Anderson's agreement, and other than with respect to certain position - specific terms,

530831.2
                                        9
such as duties of employment and compensation, these employment agreements are substantially identical and provide that employment may be terminated by either party with or without cause upon 30 days' written notice to the other. The agreements automatically terminate upon death. Each employee is required to devote his full and exclusive time and attention to his employment duties, and the Company reserves the right to change the nature and scope of those duties. The agreement conditions employment and continued employment upon the employee's signing the Company's standard Secrecy and Noncompete Agreement.

     A new employment contract with Mr. Anderson was negotiated in 1995 for a term of five years. The Compensation Advisory Committee approved the inclusion of a provision in the agreement pursuant to which Ms. Ann B. Anderson, the spouse of Mr. Anderson, would be provided with health care coverage throughout her life. The agreement provides that either party may terminate the employment by giving 180 days' written notice to the other. The termination may be with or without cause. In the event the Company terminates employment without cause, Mr. Anderson will be entitled to be paid for the remainder of his term or for two years, whichever is greater. If the termination is with cause, after the 180 days' notice period no additional compensation is due.

     COMPENSATION ADVISORY COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The following three directors serve on the Compensation Advisory Committee of the Company's Board of Directors: Mr. McCall, Ms. Lacy and Dr. Elkins. Mr. McCall has been Secretary and Treasurer of the Company since 1984. The Company has engaged Ronald McCall, P.A., a law firm of which Mr. McCall is the sole shareholder, to perform legal services on an ongoing basis. For the year ended December 31, 1997, the Company paid Ronald McCall, P.A. approximately $65,000 for such legal services (including expense reimbursements). Management believes that these services were provided on terms no less favorable to the Company than terms available from unrelated parties for comparable services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based  solely on its review of copies of forms  received  by it pursuant to
Section 16(a) of the Securities Exchange Act of 1934, as amended, or written representations from certain reporting persons, the Company believes that with respect to 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except that (i) Mr. Anderson filed one report on Form 5 disclosing two late transactions; (ii) Mr. Gray filed one report on Form 5 disclosing two late transactions; (iii) Ms. Lacy filed one late report on Form 3.


530831.2
                                       10

                             PROPOSAL TO APPROVE THE
                  CRYOLIFE, INC. 1998 LONG-TERM INCENTIVE PLAN

     On December 19, 1997, the Board of Directors, subject to the approval of shareholders, adopted the 1998 Long-Term Incentive Plan (the "1998 Plan"). The 1998 Plan shall be effective as of the date of such approval of shareholders ("Effective Date").

     Options and other stock awards may be granted under the 1998 Plan to employees of the Company and certain subsidiaries and affiliated businesses ("Related Companies"), and directors, consultants and other persons providing key services to the Company. The Company estimates that, as of the date of this Proxy Statement, approximately 332 employees (including officers) and the four non-officer directors are eligible to participate in the 1998 Plan. The following discussion summarizes the 1998 Plan.

SHARES RESERVED FOR THE PLAN

     The Company's 1998 Plan provides for the grant of options ("Options"), stock appreciation rights ("SARs") and other stock awards ("Stock Awards") (collectively "Awards") to acquire shares of common stock up to a maximum ("Plan Maximum") of 300,000 shares of common stock. In addition, the following provisions are imposed under the 1998 Plan: (i) a maximum of 300,000 shares issued under Options intended to be Incentive Stock Options ("ISOs") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) a maximum of 100,000 shares issued under Options and SARs to any one individual during any consecutive twelve month period, (iii) a maximum number of shares under other Awards of 100,000 shares, and (iv) a maximum payment under other Awards of $50,000 to any one individual for any Performance Goals established for any performance period (including the Fair Market Value of stock subject to Awards denominated in shares). These maximums are subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalization, reorganization, merger, consolidation, split-up, spin-off, exchange of shares or other changes in the outstanding Common Stock ("Corporate Transactions"). Any such adjustment will be made by the Committee (as defined below). The Plan Maximum shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company. Shares subject to Awards that are forfeited or canceled shall again be available for new Awards under the 1998 Plan. Shares issued under the 1998 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     The 1998 Plan permits the grant of ISOs, non-qualified stock options ("NSOs"), SARs and other Stock Awards. The Compensation Advisory Committee will determine the terms and conditions of options granted under the 1998 Plan, including the exercise price ("Exercise Price"), which may not be less than the fair market value of the Company's Common Stock on the date of grant, all subject to certain limitations provided under the 1998 Plan.

     Awards may be settled through cash payments, the delivery of shares of Common Stock, the granting of replacement Awards, or a combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Common Stock equivalents.

PURPOSE OF PLAN

     The Company desires to (i) attract and retain persons eligible to participate in the 1998 Plan ("Participants"); (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's Common Stock; and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term shareholder return. A portion of the options issued pursuant to the 1998 Plan may constitute ISOs within the meaning of Section 422 of the Code, or any succeeding provisions. The 1998 Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.


530831.2
                                       11

ADMINISTRATION OF THE PLAN

     The 1998 Plan will be administered by the Compensation Advisory Committee (the "Committee") appointed by the Board of Directors of the Company. Subject to the terms of the 1998 Plan, in administering the 1998 Plan and the Awards granted under the 1998 Plan, the Committee will have the authority to (1) determine the directors, officers and employees of the Company and its subsidiaries and the consultants and advisors to whom Awards may be granted and the types of Awards; (2) determine the time or times at which Awards may be granted; (3) determine the option price for shares subject to each Option and establish the terms, conditions, performance criteria, restrictions and other provisions of each Award; (4) determine the extent to which Awards will be structured to conform to Section 162(m) of the Code; (5) establish terms and conditions of Awards to conform to requirements of jurisdictions outside the United States; and (6) interpret the 1998 Plan and prescribe and rescind rules and regulations, if any, relating to and consistent with the 1998 Plan.

     The current Committee members are Ronald D. McCall, Chairman, Virginia C. Lacy and Ronald C. Elkins, MD. The terms of Mr. McCall, Ms. Lacy and Dr. Elkins as directors expire at the 1998 Annual Meeting of the Shareholders; they are candidates for reelection. Under the 1998 Plan, acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

AMENDMENT OF THE PLAN

     The 1998 Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without shareholder approval: (a) materially increasing the number of shares that may be issued under the 1998 Plan (except by certain adjustments provided for under the 1998
Plan); or (b) amending the 1998 Plan provisions regarding the limitations on the Exercise Price. In addition, no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the 1998 Plan prior to the date such amendment is adopted by the Board. Options may not be granted under the 1998 Plan after the date of termination of the 1998 Plan, but Options granted prior to that date shall continue to be exercisable according to their terms.

ELIGIBILITY FOR PARTICIPATION

     Each person who is serving as an officer, director, or employee of the Company or any of its subsidiaries is eligible to participate in the 1998 Plan. Furthermore, certain consultants and advisors to the Company may also be eligible to participate in the 1998 Plan.

     Nothing contained in the 1998 Plan or in any Option agreement may confer upon any person any right to continue as director, officer or employee of the Company or its subsidiaries or as a consultant or advisor, or limit in any way any right of shareholders or of the Board, as applicable, to remove such person.

NEW PLAN BENEFITS

     No Awards have been granted under the 1998 Plan. No determination has been made by the Board or the Committee regarding the number of Awards to be granted to any executive officer, executive officers as a group, non-executive directors or non-executive employees. During 1997, the following options were granted pursuant to the Company's 1993 Employee Stock Incentive Plan:

          Current Executive Officers         28,000
          Non-Employee Directors             48,000
          Non-Executive Employees           112,500




530831.2
                                       12

OPTION EXERCISE PRICE AND VESTING

     The Exercise Price per share for the shares subject to NSOs shall be at whatever price is approved by the Committee, but not less than the greater of the fair market value or par value per share of the Common Stock on the Pricing Date (as defined below). The Exercise Price per share for the shares subject to ISOs shall be not less than the fair market value per share of Common Stock on the Pricing Date, except that in the case of an ISO to be granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company, the Exercise Price per share shall be not less than 110% of the fair market value per share of Common Stock on the Pricing Date. The "fair market value" shall be the mean between the highest and lowest reported sale prices on the New York Stock Exchange on the Pricing Date. The "Pricing Date" is the date on which the Option or SAR is granted, except that the Committee may provide that: (i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event), if the grant of the Option or SAR occurs not more than 90 days after the date of such hiring, promotion or other event; and
(ii) if an Option or SAR is granted in tandem with, or in substitution for, an outstanding Award, the Pricing Date is the date of grant of such outstanding Award. The Committee determines the vesting provisions for each Option.

ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SHARES; CHANGE OF CONTROL

     In the event of a Corporate Transaction, the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of shares which may be delivered under the 1998 Plan; (ii) the number and kind of shares subject to outstanding Awards; and (iii) the Exercise Price of outstanding Options and SARs; as well as any other adjustments that the Committee determines to be equitable.

     In general, if the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation (any such merger, consolidation, etc., being hereinafter referred to as a "Change of Control Transaction") while unexercised Options are outstanding under the 1998 Plan, after the effective date of a Change of Control Transaction each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive such stock, or other securities as the holders of the same class of stock as those shares subject to the Option shall be entitled to receive in such Change of Control Transaction based upon the agreed upon conversion ratio or per share distribution. However, any limitations on exercisability of Options owned by executive officers or the Company shall be waived, and Options of non-executive officers may be waived (in the discretion of the Committee), so that all such Options, from and after a date prior to the effective date of such Change of Control Transaction shall be exercisable in full. Furthermore, the right to exercise shall, in the case of executive officers, and may (in the discretion of the Committee), in the case of other option holders, be given to each holder (by written notice) of an Option during a 15-day period preceding the effective date of such Change of Control Transaction. Any outstanding Options not exercised within such 15-day period may be canceled by the Committee as of the effective date of any such Change of Control Transaction, as specified in the 15-day notice. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

DURATION AND TERMINATION OF 1998 PLAN AND OPTIONS

     The 1998 Plan shall be unlimited in duration and, in the event of 1998 Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no ISOs may be granted under the 1998 Plan on a date that is more than ten years from the date the 1998 Plan is adopted or, if earlier, the date the 1998 Plan is approved by shareholders.

     Each Option expires on the Expiration Date specified by the Committee. The "Expiration Date" with respect to an Option means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of: (a) the ten-year anniversary of the date on which the Option is granted; (b) if the participant's date of termination occurs for Cause (as defined in the 1998 Plan), the date of termination; or (c) if the Participant's date of termination occurs

530831.2
                                       13
for reasons other than Cause, retirement, early retirement, death or disability, the 30-day anniversary of such date of termination.

MEANS OF EXERCISE OF OPTIONS

     An Option or an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. The payment of the Exercise Price of an Option granted under the 1998 Plan shall be subject to the following:

         (a) The full Exercise Price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described below, payment may be made as soon as practicable after the exercise).

         (b) The Exercise Price shall be payable in cash or by tendering shares of Common Stock (by either actual delivery of shares or by attestation, with such shares valued at fair market value as of the day of exercise), or in any combination thereof, as determined by the Committee.

         (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise, or the Company may choose to retain sufficient shares from the Option Exercise in satisfaction of the Exercise Price and tax withholding.

NON-TRANSFERABILITY OF OPTIONS

     Except as provided by the Committee, no Option is transferable except by will or by the laws of descent and distribution. Shares subject to Options granted under the 1998 Plan that have lapsed or terminated may again be subject to Options granted under the 1998 Plan.

RESTRICTIONS ON STOCK AWARDS

     Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of performance measures designated by the Committee. The performance measures that may be used by the Committee for such Awards shall be measured by revenues, income, or such other criteria as the Committee may specify. If the right to become vested in a Stock Award granted under the 1998 Plan is conditioned on the completion of a specified period of service with the Company and its subsidiaries, without achievement of performance measures or other objectives being required as a condition of vesting, then the required period of service for vesting shall be not less than three years (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant's death, disability, change in control or involuntary termination).

TAX TREATMENT

     The following discussion addresses certain anticipated federal income tax consequences to recipients of awards made under the 1998 Plan. It is based on the Code and interpretations thereof as in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     A company, such as the Company, for which an individual is performing services will generally be allowed to deduct amounts that are includable in the income of such person as compensation income at the time such amounts are so includable, provided that such amounts qualify as reasonable compensation for the services rendered. This general rule will apply to the deductibility of a Participant's compensation income resulting from participation in the 1998 Plan. The timing and amount of deductions available to the Company as a result of the 1998 Plan will,

530831.2
                                       14
therefore, depend upon the timing and amount of compensation income recognized by a Participant as a result of participation in the 1998 Plan. The following discusses the timing and amount of compensation income which will be recognized by Participants and the accompanying deduction which will be available to the Company.

     ISOs. A Participant to whom an ISO which qualifies under Section 422 of the Code is granted generally will not recognize compensation income (and the Company will not be entitled to a deduction) upon the grant or the exercise of the Option. To obtain nonrecognition treatment on exercise of an ISO, however, the Participant must be an employee of the Company or a subsidiary continuously from the date of grant of the option until three months prior to the exercise of the Option. (If termination of employment is due to disability of the Participant, ISO treatment will be available if the option is exercised within one year of termination). If an Option originally designated as an ISO is exercised after those periods, the option will be treated as an NSO for income tax purposes and compensation income will be recognized by the Participant (and a deduction will be available to the Company) in accordance with the rules discussed below concerning NSOs.

     The Code provides that ISO treatment will not be available to the extent that the fair market value of shares subject to ISOs (determined as of the date of grant of the ISOs) which become exercisable for the first time during any year exceed $100,000. If the $100,000 limitation is exceeded, the Options in excess of the limitation are treated as NSOs when exercised.

     While a Participant may not recognize compensation income upon exercise of an ISO, the excess of the fair market value of the shares of Common Stock received over the exercise price for the option can affect the optionee's alternative minimum tax liability under applicable provisions of the Code. The increase, if any, in an optionee's alternative minimum tax liability resulting from exercise of an ISO will not, however, create a deductible compensation expense for the Company.

     When a Participant sells shares of Common Stock received upon exercise of an ISO more than one year after the exercise of the Option and more than two years after the grant of the Option, the Participant will normally not recognize any compensation income, but will instead recognize capital gain or loss from the sale in an amount equal to the difference between the sales price for the shares of Common Stock and the option exercise price. Under changes to the Code in 1997, a Participant who holds shares of Common Stock for a period of more than eighteen (18) months after the exercise of the ISO prior to their sale will be subject to a 20% maximum capital gains rate upon the sale of such shares of Common Stock while a participant who sells shares of Common Stock after holding them for more than one year but less than eighteen (18) months will be subject to a 28% maximum capital gains rate on the sale of such shares of Common Stock. If, however, a Participant sells the shares of Common Stock within one year after exercising the ISO or within two years after the grant of the ISO (an "Early Disposition"), the Participant will recognize compensation income (and the Company will be entitled to a deduction) in an amount equal to the lesser of
(i) the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise of the Option over the option exercise price, and (ii) the excess, if any, of the sale price for the shares over the option exercise price. Any other gain or loss on such sales (in addition to the compensation income mentioned previously) will normally be capital gain or loss.

     If a Participant exercises an ISO by using shares of Common stock ("Tendered Shares") previously acquired by him under another ISO and held by the Participant for less than one year after the date of exercise or two years after the grant of the prior ISO, the surrender of the Tendered Shares will be an Early Disposition. As a result the Participant will recognize ordinary income in an amount equal to the difference between the exercise price at which the Tendered Shares were acquired and the fair market value of the Tendered Shares, either at the time the prior ISO was exercised or at the time of the surrender of the Tendered Shares, whichever is less. A number of the shares of Common Stock acquired by exercise of the ISO equal to the number of Tendered Shares will have a basis equal to the basis of the Tendered Shares, increased, if applicable, by the amount of ordinary income recognized as a result of the disposition of the Tendered Shares. Such shares of Common Stock will have a carryover capital gain holding period. The basis of the number of shares of Common Stock received in excess of the number of Tendered Shares ("Excess Shares") will be zero and their capital gain holding period will begin on the date the ISO was exercised.

     NSOs. A Participant to whom an NSO is granted will not normally recognize income at the time of grant of the Option. When a Participant exercises an NSO, the Participant will generally recognize compensation income (and the Company will be entitled to a deduction) in an amount equal to the excess, if any, of the fair market value

530831.2
                                       15
of the shares of Common Stock when acquired over the option exercise price. The amount of gain or loss recognized by a Participant from a subsequent sale of shares of Common Stock acquired from the exercise of an NSO will be equal to the difference between the sales price for the shares of Common Stock and the sum of the exercise price of the Option plus the amount of compensation income recognized by the Participant upon exercise of the Option.

     A Participant who exercises a NSO by using Tendered Shares (i) will not recognize income as a result of the exercise of the NSO with respect to the number of shares of Common Stock which equal the number of Tendered Shares and
(ii) will receive a carryover of the basis and holding period of the Tendered Shares for such number of shares of Common Stock. Receipt of Excess Shares will cause the Participant to recognize ordinary income (and entitle the Company to a deduction) in an amount equal to the fair market value of the Excess Shares on the date the NSO was exercised. The Participant's basis for such number of Excess Shares will equal the amount of ordinary income recognized as a result of the exercise of the NSO and the capital gain holding period for the Excess Shares will begin on the date the NSO was exercised.

     SARs. The recipient of an SAR generally will not recognize any compensation income upon grant of the SAR. At the time of exercise of an SAR, however, the recipient should recognize compensation income in an amount equal to the amount of cash, or the fair market value of the shares, received.

     Restricted Stock Awards. If stock received pursuant to a stock award made through the 1998 Plan is subject to a restriction on continued ownership which is dependent upon the recipient continuing to perform services for the Company or its affiliated companies (a "risk of forfeiture"), the Participant should not recognize compensation income upon receipt of the shares of Common Stock unless he/she makes a so-called "83(b) election" as discussed below. Instead, the Participant will recognize compensation income (and the Company will be entitled to a deduction) when the shares of Common Stock are no longer subject to a risk of forfeiture, in an amount equal to the fair market value of the stock at that time. Absent a Participant making an 83(b) election, dividends paid with respect to shares of Common Stock which are subject to a risk of forfeiture will be treated as compensation income for the Participant (and a compensation deduction will be available to the Company for the dividend) until the shares of Common Stock are no longer subject to a risk of forfeiture.

     Different tax rules will apply to a Participant who receives shares of Common Stock subject to a risk of forfeiture if the Participant files an election pursuant to Section 83(b) of the Code (an "83(b) election"). If, within 30 days of receipt of the shares of Common Stock, a Participant files an 83(b) election with the Internal Revenue Service and the Company, then, notwithstanding that the shares of Common Stock are subject to a risk of forfeiture, the Participant will recognize compensation income upon receipt of the shares of Common Stock (and the Company will be entitled to a deduction) in an amount equal to the fair market value of the stock at the time of the award. If the 83(b) election is made, any dividends paid with respect to the shares of Common Stock will not result in compensation income for the Participant (and will not entitle the Company to a deduction). Rather, the dividends paid will be treated as any other dividends paid with respect to Company Stock, as noncompensatory ordinary income.

TAX WITHHOLDING

     Whenever the Company proposes, or is required, to distribute shares under the 1998 Plan, the Company may require the recipient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.

UNFUNDED STATUS OF THE 1998 PLAN

     The 1998 Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained in the 1998 Plan shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


530831.2
                                       16

                             PROPOSAL TO APPROVE THE
                       CRYOLIFE, INC. AMENDED AND RESTATED
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     On December 19, 1997, the Board of Directors adopted, subject to shareholder approval, the CryoLife, Inc. Amended and Restated Non-Employee Directors Stock Option Plan (the "Directors Plan"). The purpose of the Directors Plan is to make available shares of Common Stock for purchase by nonemployee directors of the Company in order to attract and retain the services of experienced and knowledgeable nonemployee directors for the benefit of the Company and its shareholders and to provide additional incentive for such nonemployee directors to continue to work for the best interests of the Company and its shareholders through continuing ownership of Common Stock. If approved, the Directors Plan will amend and restate the Company's 1995 Non-Employee Directors Plan ("1995 Plan"). If the shareholders do not approve the Directors Plan, the 1995 Plan will remain in effect in its current form.

ELIGIBILITY

     All members of the Company's Board of Directors who are not current employees of the Company or any of its subsidiaries are eligible to participate in the Directors Plan. There currently are four non-employee directors on the Board.

SHARES RESERVED FOR THE DIRECTORS PLAN

     The Company's Directors Plan provides for the grant of options to acquire a maximum of 175,000 shares of Common Stock, subject to adjustment in the event stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding Common Stock. Any such adjustment will be made by the Board. Shares issued under the Directors Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market or privately.

     To the extent any option granted under the Directors Plan expires or terminates for any reason prior to exercise, then the number of shares subject to the portion of the option not so exercised will be available for future option grants under the Directors Plan. If the exercise price of any option granted under the Directors Plan is paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Directors Plan will be reduced only by the net number of shares of Common Stock issued to the holder of such option, and not by the gross number of shares for which the option is exercised.

ADMINISTRATION OF THE DIRECTORS PLAN

     The Directors Plan shall be administered by the Board. No member of the Board shall act upon any matter affecting any option granted or to be granted to himself or herself under the Directors Plan, but all Board members may act upon any matter generally affecting the Directors Plan or any options granted thereunder. The Board shall also have the authority to terminate or amend the Directors Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, to construe such option agreements and the Directors Plan, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Directors Plan. However, the Directors Plan may not be amended by the Board to increase the number of shares issuable or change the exercise price of options issuable under the Directors Plan without the approval of the Company's shareholders.

AUTOMATIC GRANT OF STOCK OPTIONS AND EXERCISE PRICE

     On the first business day (the "Grant Date") following (i) the Company's 1998 Annual Meeting of Shareholders and (ii) each succeeding Annual Meeting thereafter, each individual who is at the time elected, reelected or continuing as a non-employee director automatically will be granted an option to purchase 5,000 shares of Common Stock (the "Annual Grant"). If the Company's Common Stock is not traded on the New York Stock Exchange on the Grant Date, then the Annual Grant shall be made the next day thereafter on which the Company's Common Stock is so traded. Shareholder approval of the Directors Plan also shall constitute pre-approval of each

530831.2
                                       17
option granted pursuant to the provisions of the Directors Plan, and of the subsequent exercise of that option in accordance with the Directors Plan.

     The option price per share shall be the last closing price of the Company's Common Stock on the New York Stock Exchange prior to the Grant Date.

MEANS OF EXERCISE OF OPTIONS

     Upon exercise of the option, the option price for purchased shares will be payable immediately in cash or shares of Common Stock valued at fair market value on the date of exercise, or any combination of the foregoing, including at the Company's option, shares withheld from the option itself. An option holder will have none of the rights of a shareholder with respect to any shares covered by the option until such individual has exercised the option, paid the option price and been issued a stock certificate for the purchased shares.

VESTING AND EXERCISABILITY OF OPTIONS

     Each option shall vest and become exercisable on the option's Grant Date. Subject to the limitations set forth in the Directors Plan, the option may be exercised at anytime after its Grant Date, provided that all conditions have been met at the time of exercise. Each option granted under the Directors Plan shall expire five (5) years after the date of grant or such shorter period as set forth in the Directors Plan.

TRANSFERABILITY

     Options will not be assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee. However, the optionee may transfer the option for no consideration to or for the benefit of a member of the optionee's immediate family (including, without limitation, to a trust or IRA) subject to such limits as the Board may establish, and the transferee shall remain subject to all the terms and conditions applicable to such option prior to such transfer.

TERMINATION OF SERVICE

     If a nonemployee director to whom an option has been granted under the Directors Plan shall cease to serve on the Board for any reason, including without limitation resignation or death, such optionee's options shall remain in effect and exercisable, and shall expire as if the optionee had remained a non-employee director of the Company. Upon the death of a non-employee director, his or her options shall be exercisable by his/her legal representatives or heirs, but in no event may the option be exercised after the last date on which it could have been exercised by the non-employee director.

NO IMPAIRMENT OF THE COMPANY'S RIGHTS

     Nothing in the Directors Plan or any grant made pursuant to the Directors Plan will be construed or interpreted so as to affect adversely or otherwise impair the Company's right to remove any optionee from service on the Board at any time in accordance with the provisions of applicable law.

EFFECTIVE DATE AND TERM OF PLAN

     The Directors Plan shall be effective as of the date of approval thereof by the Company's shareholders. No automatic grants will be made under the Directors Plan unless the Directors Plan is approved by the shareholders at the 1998 Annual Meeting of Shareholders. The Directors Plan will terminate upon the earliest to occur of (i) five years from the date of shareholder approval, (ii) the date on which all shares available for issuance under the Directors Plan have been issued pursuant to the exercise of options, or (iii) the date on which all outstanding options are terminated. If the date of termination is determined under clause (i) above, then any option grants outstanding on such date will not be affected by the termination of the Directors Plan and will continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.


530831.2
                                       18

FEDERAL TAX CONSEQUENCES

     Options granted under the Directors Plan are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Federal income tax treatment of such options may be summarized as follows:

     No taxable income is recognized by an optionee upon the grant of an option. In general, the optionee will recognize ordinary income, in the year in which the option is exercised for vested shares of Common Stock, equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price paid for those shares.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the option. The deduction will be allowed for the taxable year of the Company in which the ordinary income is recognized by the optionee.

     The above is a general summary of the federal income tax consequences under current tax law. It does not purport to cover all of the special rules, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

NEW PLAN BENEFITS

     If this proposal is approved, each non-employee director shall receive immediately exercisable options to purchase 5,000 shares of Common Stock upon election or re-election to the Board at each Annual Meeting of Shareholders. If this proposal is approved and if they are elected or re-elected to the Board, Messrs. McCall and Gray, Dr. Elkins and Ms. Lacy will each receive options to purchase 5,000 shares of Common Stock per year at the last closing price of the Company's Common Stock on the New York Stock Exchange prior to the Grant Date. If this proposal is not approved, the 1995 Plan will remain in effect. Pursuant to the 1995 Plan, each non-employee Director receives options to purchase 5,000 shares per year at the closing price of the Company's Common Stock on the New York Stock Exchange prior to the Grant Date. This proposal will not affect options already granted under the 1995 Plan.

TAX WITHHOLDING

     Whenever the Company proposes, or is required, to distribute shares under the Directors Plan, the Company may require the recipient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.

UNFUNDED STATUS OF THE DIRECTORS PLAN

     The 1998 Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to an optionee by the Company, nothing contained in the Directors Plan shall give any such optionee any rights that are greater than those of a general creditor of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

530831.2
                                       19

                       OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                         AND CERTAIN EXECUTIVE OFFICERS

     The name and address of each person or entity who owned beneficially 5% or more of the outstanding shares of Common Stock of CryoLife on April 3, 1998, together with the number of shares owned and the percentage of outstanding shares that ownership represents is set forth in the following table. The table also shows information concerning beneficial ownership by each of the Named Executives (See "Executive Compensation") and by all directors and executive officers as a group. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting powers (or shares such powers with his or her spouse) with respect to the shares set forth in the following table:


                                                                                   Percentage of
                                                        Number of Shares            Outstanding
                                                       of Cryolife Stock             Shares of
                         Beneficial Owner              Beneficially Owned          Cryolife Stock
--------------------------------------------------  ------------------------     ------------------
Steven G. Anderson                                          1,174,703(1)                9.5%
     c/o CryoLife, Inc.
     1655 Roberts Blvd., N.W.
     Kennesaw, GA 30144
Robert T. McNally, PhD............................            130,000(2)                1.1
Albert E. Heacox, PhD.............................             73,000(3)                 *
Edwin B. Cordell, Jr..............................             15,300(4)                 *
James C. Vander Wyk, PhD..........................             12,000(5)                 *
All current Directors and Executive Officers
     as a group (10) persons......................          1,939,600(6)               15.4%


------------------

*    Ownership represents less than 1% of outstanding CryoLife Common Stock.

(1) Includes 105,133 shares held of record by Ms. Ann B. Anderson, Mr. Anderson's spouse. Also includes 56,000 shares subject to options which are presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement.
(2) Includes 25,000 shares held of record by Ms. Gertrude McNally, Dr. McNally's spouse. Includes 24,000 shares subject to options which are either presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement.
(3) Includes 12,000 shares subject to options which are either presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement.
(4) Includes 2,300 shares in a trading account as to which Mr. Cordell has signature authority and 6,000 shares subject to options which are either presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement.
(5) Consists of 12,000 shares subject to options which are either presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement.
(6) See "Election of Directors" for information as to beneficial ownership of certain shares attributed to directors. Includes 278,670 shares subject to options which are presently exercisable or will become exercisable within 60 days after the date of this Proxy Statement. Includes 2,300 shares held by the parents of an executive officer for which such executive officer has shared voting control. Includes 270 shares held as trustee by an executive officer. Includes 215,500 shares held as beneficiary of a trust, and 110,586 shares held as beneficiary of an IRA, of Ms. Lacy's deceased spouse. Includes 30,000 shares held as administrator of a pension plan. Includes 115,133 shares held of record by the spouses of executive officers and Directors.

530831.2
                                       20

INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Ernst & Young LLP has been the independent certified public accountants of the Company since 1996. Approval or selection of the independent certified public accountants of the Company is not submitted to the Annual Meeting of Shareholders. The Board of Directors of the Company has historically selected the independent certified public accountants of the Company, with the advice of the Audit Committee, and the Board believes that it would be to the detriment of the Company and its shareholders for there to be any impediment (such as selection or ratification by the shareholders) to its exercising its judgment to remove the Company's independent certified public accountants if, in its opinion, such removal is in the best interest of the Company and its shareholders.

     It is anticipated that a representative from the accounting firm of Ernst & Young LLP will be present at the annual meeting of shareholders to answer questions and make a statement if the representative desires to do so.

SHAREHOLDER PROPOSALS

     Appropriate proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of shareholders must be received by the Company by December 18, 1998 for inclusion in its proxy statement and form of proxy relating to that meeting. If the date of the next annual meeting is advanced or delayed by more than 30 calendar days from the date of the annual meeting to which this proxy statement relates, the Company shall, in a timely manner, inform its shareholders of the change, and the date by which proposals of shareholders must be received.

     UPON THE WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY WHOSE PROXY WAS SOLICITED IN CONNECTION WITH THE 1998 ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL FURNISH SUCH OWNER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997, AS AMENDED. REQUEST FOR A COPY OF SUCH ANNUAL REPORT ON FORM 10-K SHOULD BE ADDRESSED TO SUZANNE GABBERT, ASSISTANT SECRETARY, CRYOLIFE, INC., 1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, COMPLETE, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED.

                            By Order of the Board of Directors

                            /s/ Steven G. Anderson


                            STEVEN G. ANDERSON, Chairman
                            of the Board, President and Chief
                            Executive Officer

Dated: April 17, 1998

530831.2
                                       21

                                   APPENDIX 1

                                 CRYOLIFE, INC.
                          1998 LONG-TERM INCENTIVE PLAN

                                    SECTION 1

                                     GENERAL

     1.1 PURPOSE. The CryoLife, Inc. 1998 Long-Term Incentive Plan (the "Plan") has been established by CryoLife, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     1.2 PARTICIPATION. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Persons, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

     1.3 OPERATION, ADMINISTRATION, AND DEFINITIONS. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 7 of the Plan).

                                    SECTION 2

                                OPTIONS AND SARS

     2.1 DEFINITIONS OF OPTIONS AND SARS.

     (a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option"

498931.2
          is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. A "Non- Qualified Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

     (b) To the extent that the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by section 422 of the Code.

     (c) A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.6), value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

     2.2 EXERCISE PRICE. The "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than the greater of 100% of the Fair Market Value or the par value of a share of Stock as of the Pricing Date. However, if the Participant owns more than 10% of the total combined voting power of all classes of capital stock of the Company or any of its subsidiary or parent corporations, the Exercise Price of an Incentive Stock Option granted to such Participant shall not be less than 110% of the Fair Market Value of a share of Stock as of the Pricing Date. For purposes of the preceding sentences, the "Pricing Date" shall be the date on which the Option or SAR is granted, except that the Committee may provide that: (i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event), if the grant of the Option or SAR occurs not more than 90 days after the date of such hiring, promotion or other event; and (ii) if an Option or SAR is granted in tandem with, or in substitution for, an outstanding Award, the Pricing Date is the date of grant of such outstanding Award.

     2.3 EXERCISE. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

     2.4 PAYMENT OF OPTION EXERCISE PRICE. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

     (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement

498931.2
                                        2
          approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

     (b) The Exercise Price shall be payable in cash or by tendering shares of Stock (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the day of exercise), or in any combination thereof, as determined by the Committee.

     (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise, or the Company may choose to retain such shares in satisfaction of the Exercise Price and any tax withholding.

     2.5 EXPIRATION DATE. The "Expiration Date" with respect to an Option means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that unless otherwise established by Committees at the time of grant, the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

     (a)  the ten-year anniversary of the date on which the Option is granted;

     (b) if the Participant's Date of Termination occurs for Cause, the Date of Termination; or

     (c) if the Participant's Date of Termination occurs for reasons other than Cause, Retirement, Early Retirement, death or Disability, the 30-day anniversary of such Date of Termination.

     2.6 SETTLEMENT OF AWARD. Distribution following exercise of an Option or SAR, and shares of Stock distributed pursuant to such exercise, shall be subject to such conditions, restrictions and contingencies as the Committee may establish. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.


498931.2
                                        3

                                    SECTION 3

                               OTHER STOCK AWARDS

     3.1 DEFINITION. A Stock Award is a grant of shares of Stock or of a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future.

     3.2 RESTRICTIONS ON STOCK AWARDS. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of Performance Measures. The Performance Measures that may be used by the Committee for such Awards shall be measured by revenues, income, or such other criteria as the Committee may specify. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on absolute Company or business unit performance and/or on performance as compared with that of other publicly-traded companies. If the right to become vested in a Stock Award granted under this Section 3 is conditioned on the completion of a specified period of service with the Company and the Related Companies, without achievement of Performance Measures or other objectives being required as a condition of vesting, then the required period of service for vesting shall be not less than three years (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant's death, disability, or involuntary termination or a Change in Control of the Company).

                                    SECTION 4

                          OPERATION AND ADMINISTRATION

     4.1 EFFECTIVE DATE. The Plan is subject to the approval of the shareholders of the Company at the Company's next annual meeting of its shareholders; therefore the Plan shall be effective as of the date such approval is obtained (the "Effective Date"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is approved by shareholders.

     4.2 SHARES SUBJECT TO PLAN.

     (a) (i) Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 300,000.

          (ii) Any shares of Stock granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be

498931.2
                                        4
               available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or cancelled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         (iii) If the Exercise Price of any stock option granted under the Plan or any Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (iv) Shares of Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company or a Related Company acquiring another entity (or an interest in another entity).

     (b) Subject to paragraph 4.2(c), the following additional maximums are imposed under the Plan.

          (i) The maximum number of shares of Stock that may be issued by Options intended to be Incentive Stock Options shall be 300,000 shares.

          (ii) The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to Stock Awards) shall be 100,000 shares.

         (iii) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 100,000 shares during any consecutive 12 month period.

          (iv) The maximum payment that can be made for awards granted to any one individual pursuant to Section 3 (relating to Stock Awards) shall be $50,000 for any single or combined performance goals established for any fiscal year. If an Award granted under
               Section 3 is, at the time of grant, denominated in shares, the value of the shares of Stock for determining

498931.2
                                        5
               this maximum individual payment amount will be the Fair Market Value of a share of Stock on the first day of the applicable performance period.

     (c) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of:

          (i) the number and kind of shares which may be delivered under the Plan;

          (ii) the number and kind of shares subject to outstanding Awards; and

         (iii) the Exercise Price of outstanding Options and SARs; as well as any other adjustments that the Committee determines to be equitable.

     4.3 LIMIT ON DISTRIBUTION. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

     (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

     (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.4 TAX WITHHOLDING. Whenever the Company proposes, or is required, to distribute Stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

     4.5 PAYMENT IN SHARES. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans

498931.2
                                        6
and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity).

     4.6 DIVIDENDS AND DIVIDEND EQUIVALENTS. An Award may provide the Participant with the right to receive dividends or dividend equivalent payments with respect to Stock which may be either paid currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     4.7 PAYMENTS. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or any combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents.

     4.8 TRANSFERABILITY. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.9 FORM AND TIME OF ELECTIONS. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.10 AGREEMENT WITH COMPANY. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     4.11 LIMITATION OF IMPLIED RIGHTS.

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any,

498931.2
                                        7
          payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

     (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.12 EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     4.13 ACTION BY COMPANY OR RELATED COMPANY. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company.

     4.14 GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.15 CHANGE OF CONTROL. Unless otherwise determined by the Committee, if the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation (any such merger, consolidation, etc., being hereinafter referred to as a "Change of Control Transaction") while unexercised Options are outstanding under the Plan, after the effective date of a Change of Control Transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive such stock, or other securities as the holders of the same class of stock as those shares subject to the Option shall be entitled to receive in such Change of Control Transaction based upon the agreed upon conversion ratio or per share distribution. Unless otherwise determined by the Committee, any limitations on exercisability of Options owned by executive officers or the Company shall be waived, and Options of non-executive officers may be waived (in the discretion of the Committee), so that all such Options, from and after a date prior to the effective date of such Change of Control Transaction shall be exercisable in full.

498931.2
                                        8

Furthermore, unless otherwise determined by the Committee, the right to exercise shall, in the case of executive officers, and may (in the discretion of the Committee), in the case of other option holders, be given to each holder (by written notice) of an Option during a 15-day period preceding the effective date of such Change of Control Transaction. Any outstanding Options not exercised within such 15-day period may be cancelled by the Committee as of the effective date of any such Change of Control Transaction, as specified in the 15-day notice. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     4.16 LIABILITY FOR CASH PAYMENT. Each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Related Company by the Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.

     4.17 GOVERNING LAW. This Plan and all awards made and actions taken hereunder shall be governed by and construed in accordance with (i) the laws of the State of Georgia, excluding its conflict of law provisions and its General Business Corporation Code, (ii) the applicable corporation law, which shall be the general business corporation law of the State of Florida.

                                    SECTION 5

                                    COMMITTEE

     5.1 ADMINISTRATION. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5.

     5.2 SELECTION OF COMMITTEE. The Committee shall be selected by the Board, and shall consist of two or more members of the Board.

     5.3 POWERS OF COMMITTEE. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

     (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Persons those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 6) to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual's

498931.2
                                        9
          present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

     (b) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Code section 162(m), and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

     (c) The Committee will have the authority and discretion to establish terms and conditions of awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

     (d) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

     (f) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

     (g) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

     5.4 DELEGATION BY COMMITTEE. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part

498931.2
                                       10
of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     5.5 INFORMATION TO BE FURNISHED TO COMMITTEE. The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 6

                            AMENDMENT AND TERMINATION

     6.1 BOARD OF DIRECTORS. The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 4.2 (relating to certain adjustments to shares), no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that the Board may not amend the provisions of Section 2.2 hereof to reduce the minimum Exercise Price, nor may the Board increase the number of shares reserved under the Plan, unless it obtains shareholder approval. Subject to the foregoing, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

     6.2 COMMITTEE. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to subsection 4.2 (relating to certain adjustments to shares) no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Committee.

                                    SECTION 7

                                  DEFINED TERMS

     7.1 For purposes of the Plan, the terms listed below shall be defined as follows:


498931.2
                                       11

     (a) AWARD. The term "Award" shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARs, and Stock Awards.

     (b) BOARD. The term "Board" shall mean the Board of Directors of the Company.

     (c) CAUSE. The term "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, or other unauthorized activity which, in the good faith opinion of the Committee, is directly and materially harmful to the business or reputation of the Company or a Related Company.

     (d) CODE. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     (e) ELIGIBLE PERSON. The term "Eligible Person" shall mean any employee of the Company or a Related Company, any director of the Company, and any consultant or other person providing key services to the Company or a Related Company.

     (f) FAIR MARKET VALUE. For purposes of determining the "Fair Market Value" of a share of Stock, the following rules shall apply:

          (i) If the Stock is at the time listed or admitted to trading on any stock exchange (including the Nasdaq National Stock Market), then the "Fair Market Value" shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of "Fair Market Value."

          (ii) If the Stock is not at the time listed or admitted to trading on a stock exchange, the "Fair Market Value" shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Stock in such market.


498931.2
                                       12

         (iii) If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the "Fair Market Value" shall be as determined in good faith by the Committee.

     (g) RELATED COMPANY. The term "Related Company" means any subsidiary of the Company, and any business venture in which the Company has a significant interest, as determined in the discretion of the Committee.

     (h) STOCK. The term "Stock" shall mean shares of common stock of the Company.

                                    SECTION 8

                           UNFUNDED STATUS OF THE PLAN

     8.1 The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.



498931.2

                                   APPENDIX 2

                                 CRYOLIFE, INC.
                              AMENDED AND RESTATED
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


     This Amended and Restated Non-Employee Directors Stock Option Plan (the "Plan") is established to attract, retain and compensate for service as members of the Board of Directors highly qualified individuals who are not current employees of CryoLife, Inc. (the "Company") and to enable them to increase their ownership in the Company's Common Stock. This Plan will be beneficial to the Company and its stockholders since it will allow these directors to have a greater personal financial stake in the Company through the ownership of Common Stock of the Company, in addition to underscoring their common interest with stockholders in increasing the value of the Company over the longer term.

     1. ELIGIBILITY. All members of the Company's Board of Directors who are not current employees of the Company or any of its subsidiaries ("Non-Employee Directors") are eligible to participate in this Plan.

     2. OPTIONS. No stock options granted pursuant to this Plan ("Options") may be "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

     3. SHARES AVAILABLE.

     (a) NUMBER OF SHARES AVAILABLE. There are hereby reserved for issuance under this Plan an aggregate of 175,000 shares of Common Stock, $.01 par value per share, which shall include those shares of Common Stock which have not been issued under the Plan but which have previously been approved by the Company's Board of Directors and stockholders, which shares may be authorized but unissued shares, treasury shares, or shares purchased on the open market or privately. To the extent any shares of Common Stock covered by an Option are not delivered to a grantee because the Option is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     (b) RECAPITALIZATION ADJUSTMENT. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, adjustments in the number and kind of shares authorized by this Plan, and in the number and kind of shares covered by outstanding Options under this Plan, and in the option price thereof, shall be made if, and in the same manner as, such adjustments are made to options

499810.3
issued under any of the Company's plans then in effect pursuant to which incentive stock options may be granted.

     4. ANNUAL GRANT OF STOCK OPTIONS. On the first business day (an "Award Date") following the Company's 1998 Annual Meeting of Shareholders (the "1998 Meeting"), and each succeeding Annual Meeting of Shareholders thereafter, each individual elected, reelected or continuing as a Non-Employee Director after such Annual Meeting shall automatically receive an Option to purchase 5,000 shares of Common Stock (the "Annual Grant"). Notwithstanding the foregoing, if, on an Award Date, the legal counsel of the Company determines, in his/her sole discretion, that the Company is in possession of material, undisclosed information about the Company, then that grant of Options to Non- Employee Directors shall be suspended until the second day after public dissemination of such information, and the price, exercisability dates and option period shall then be determined by reference to such later date. If Common Stock is not traded on the New York Stock Exchange or on any other securities exchange on any date a grant would otherwise be awarded, then the grant shall be made the next day thereafter on which Common Stock is so traded. All Option grants pursuant to this Plan shall be evidenced by a written instrument consistent with the provisions hereof.

     5. OPTION PRICE. The price of the Option shall be the last closing price of the Company's Common Stock on the New York Stock Exchange prior to the grant of the Option.

     6. OPTION PERIOD. Subject to the limitations set forth in this Plan, an Option granted under the Plan shall vest and become exercisable on the Option's Award Date. Subject to the limitations set forth in the Plan, the Option may be exercised at any time after its Award Date, provided that at the time of exercise all of the conditions set forth in the Plan have been met. Notwithstanding the foregoing, no Option may be exercised later than five years after the date of grant thereof.

     7. PAYMENT. The Option exercise price shall be paid in cash in U.S. dollars at the time the Option is exercised or in shares of Common Stock of the Company having an aggregate value equal to the Option exercise price (determined as of the first business day prior to the date of exercise, pursuant to the formula set forth in paragraph 5 above) or by a combination of cash and Common Stock. In addition, a grantee may elect to pay the exercise price upon the exercise of an Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or the Company may choose to retain such shares in satisfaction of the exercise price and any tax withholding.

     8. CESSATION OF SERVICE. If a grantee leaves the Board of Directors for any reason, including without limitation resignation or death, such grantee's Options shall remain

499810.3
in effect and exercisable, and shall expire as if the grantee had remained a Non-Employee Director of the Company. Upon the death of a Non-Employee Director, his or her Options shall be exercisable by his/her legal representatives or heirs, but in no event may the Options be exercised beyond the last date which they could have been exercised had the Non- Employee Director not died.

     9. ADMINISTRATION AND AMENDMENT OF THE PLAN. This Plan shall be administered by the Board of Directors of the Company. This Plan may be terminated or amended by the Board of Directors as they deem advisable; provided, however, that this Plan may not be amended by the Board of Directors to increase the number of shares issuable hereunder or to change the exercise price of Options issuable hereunder without the approval of the Company's stockholders. An Option may not be granted under this Plan after that date which is five years from the date of stockholder approval of this Plan, but Options granted prior to that date shall continue to become exercisable and may be exercised according to their terms.

     10. TRANSFERABILITY. Except as otherwise provided in this paragraph 10, the Options granted under this Plan are not transferable other than as designated by the grantee by will or by the laws of the descent and distribution, and during the grantee's life, may be exercised only by the grantee. However, the grantee may transfer the Option for no consideration to or for the benefit of the grantee's Immediate Family (including, without limitation, to a trust for the benefit of the grantee's Immediate Family or to a partnership or limited liability company for one or more members of the grantee's Immediate Family or to an IRA for the benefit of one or more members of his Immediate Family), subject to such limits as the Board may establish, and the transferee shall remain subject to all the terms and conditions applicable to such Option prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to the grant agreement and shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the grantee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the grantee).

     11. MISCELLANEOUS. Except as provided in this Plan, no Non-Employee Director shall have any claim or right to be granted an Option under this Plan. Neither this Plan nor any actions hereunder shall be construed as giving any director any right to be retained in the service of the Company.

     12.  EFFECTIVE DATE.  This Plan shall be effective on the date  stockholder
approval   hereof  is  obtained  at  the  Company's   1998  Annual   Meeting  of
Shareholders.

499810.3

                                    ANNEX A

                                 CRYOLIFE, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR USE AT THE ANNUAL MEETING ON MAY 21, 1998

     The undersigned  shareholder  hereby appoints STEVEN G. ANDERSON and RONALD
D. McCALL, or any of them, with full power of substitution, to act as proxy for, and to vote the stock of, the undersigned at the Annual Meeting of Shareholders of CRYOLIFE, INC. (the "Company") to be held on May 21, 1998, and any adjournments thereof.

     The undersigned acknowledges receipt of Notice of the Annual Meeting and Proxy Statement, each dated April 17, 1998, and grants authority to said proxies, or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies to vote as indicated below and on the reverse hereof.

1.  ELECTION OF DIRECTORS:

|_| FOR election of the individuals set forth below as directors     |_| REFRAIN FROM VOTING FOR election of the
    (except as marked to the contrary)                                   individuals set forth as directors


NOMINEES: Steven G. Anderson, Ronald C. Elkins, M.D., Benjamin H. Gray, Virginia
C. Lacy and Ronald D. McCall, Esq.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write that person's name on the space provided below.)

_______________________________________________________________________________

                         (continued on the reverse side)

                              FOLD AND DETACH HERE




                                Annual Meeting of
                                       of
                                  Shareholders
                                       of
                                 CRYOLIFE, INC.
                                  May 21, 1998
                                       at
                              Marietta Country Club
                        1400 Marietta Country Club Drive
                                Kennesaw, Georgia
                                    10:00A.M.

2. Proposal to approve the adoption of the Company's 1998 Long-Term Incentive Plan.

                         |_| FOR |_| AGAINST |_| ABSTAIN

3. Proposal to approve the adoption of the Company's Amended and Restated Non-Employee Directors Stock Option Plan.

                         |_| FOR |_| AGAINST |_| ABSTAIN

4.  Upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED PROPOSALS.

                    Date: _______________________, 1998


                    ________________________________________________
                                   (Signature)

                    __________________________________________________
                           (Signature if held jointly)

                    (Shareholders should sign exactly as name appears on stock. Where there is more than one owner each should sign. Executors, Administrators, Trustees and others signing in a representative capacity should so indicate.) Please enter your Social Security Number or Federal Employer Identification Number here:_________________________________

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.